                                                                    Exhibit 99.1


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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                                Exhibit 99.1 (i)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 1999-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (ii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 1999-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (iii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 1999-3, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (iv)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 1999-4, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                                Exhibit 99.1 (v)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (vi)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (vii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (viii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of February 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (ix)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of May 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                                Exhibit 99.1 (x)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (xi)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-4, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
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THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of April 1, 2002, Chase Mortgage Loan Asset Back Certificates, Series 2002-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)


                                                             Exhibit 99.1 (xiii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of July 1, 2002, Chase Mortgage Loan Asset Back Certificates, Series 2002-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xiv)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2002, Chase Mortgage Loan Asset Back Certificates, Series 2002-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (xv)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of November 1, 2002, Chase Mortgage Loan Asset Back Certificates, Series 2002-4, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xvi)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of January 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (xvii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of April 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                            Exhibit 99.1 (xviii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of May 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xix)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of July 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-4, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                               Exhibit 99.1 (xx)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-5, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xxi)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2003, Chase Mortgage Loan Asset Back Certificates, Series 2003-6, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (xxii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of October 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-AD1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.




452/453

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[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                            Exhibit 99.1 (xxiii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (xxiv)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                              Exhibit 99.1 (xxv)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (xxvi)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 2002, Chase Mortgage Loan Asset Back Certificates, Series 2002-C1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                            Exhibit 99.1 (xxvii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 2003, Chase Funding Loan Acquisition Trust, Series 2003-C1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                           Exhibit 99.1 (xxviii)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2003, Chase Funding Loan Acquisition Trust, Series 2003-C2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.

--------------------------------------------------------------------------------
[CHASE LOGO]
--------------------------------------------------------------------------------
THE RIGHT RELATIONSHIP IS EVERYTHING(R)

                                                             Exhibit 99.1 (xxix)


March 15, 2004



Chase Funding, Inc.
343 Thornall Street
Edison, NJ  08837



RE: Annual Statements as to Compliance


Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of August 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-FF1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.

Sincerely,



/s/ H. John Berens
H. John Berens
Senior Vice President

HJB/em

cc:  Lucy Gambino

Enc.




450